Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q26

Page
Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Net Revenues and Income (Loss)	4

Services	5
Markets	6
Banking	7
Wealth	8
U.S. Consumer Cards (USCC)	9
Metrics	10
All Other	11
Legacy Franchises	12
Corporate/Other	13
Divestiture-Related Impacts—Reconciling Items	14

Citigroup Supplemental Detail
Average Balances and Interest Rates	15
EOP (End-of-Period) Loans	16
EOP Deposits	17
Allowance for Credit Losses (ACL) Rollforward	18
Allowance for Credit Losses on Loans (ACLL) and Unfunded Lending Commitments (ACLUC)	19 - 20
Non-Accrual Assets	21
Citigroup Regulatory Capital, Ratios and Composition	22
Tangible Common Equity (TCE), Common Equity, Book Value per Share, Tangible Book Value Per Share (TBVPS) and Returns on Common Equity (RoCE) and Tangible Common Equity (RoTCE)	23

Reconciliations of Adjusted Results and FX Impact
FX Impact	24
Total Citigroup Revenues, Net Interest Income (NII) and Non-Interest Revenues (NIR), and Total Citigroup Operating Expenses	25
Notable Items Adjustments and All Other (Managed Basis)	26
All Other (Managed Basis),and Legacy Franchises (Managed Basis)	27
Services and Banking—Corporate Lending Revenues	28
Total Citigroup Revenues, Total Operating Expenses, RoCE and RoTCE	29
Legacy Franchises Exits Contribution	30

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, ratios, bps, and as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Revenues, net of interest expense	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Operating expenses	13,577	14,290	13,840	14,311	14,215	(1%)	5%	27,002	28,526	6%
Net credit losses (NCLs)	2,234	2,214	2,190	2,208	2,404	9%	8%	4,693	4,612	(2%)
Credit reserve build (release) for loans	243	45	10	397	199	(50%)	(18%)	345	596	73%
Provision / (release) for unfunded lending commitments	(19)	100	13	184	(97)	NM	(411%)	89	87	(2%)
Provisions for benefits and claims, other assets and HTM debt securities	414	91	7	16	16	-	(96%)	468	32	(93%)
Provisions for credit losses and for benefits and claims	2,872	2,450	2,220	2,805	2,522	(10%)	(12%)	5,595	5,327	(5%)
Income (loss) from continuing operations before income taxes	5,219	5,350	3,811	7,517	8,029	7%	54%	10,667	15,546	46%
Income taxes (benefits)	1,186	1,559	1,288	1,578	2,005	27%	69%	2,526	3,583	42%
Income (loss) from continuing operations	4,033	3,791	2,523	5,939	6,024	1%	49%	8,141	11,963	47%
Income (loss) from discontinued operations, net of taxes	-	(1)	(1)	(1)	-	100%	-	(1)	(1)	-
Net income (loss) before noncontrolling interests	4,033	3,790	2,522	5,938	6,024	1%	49%	8,140	11,962	47%
Net income (loss) attributable to noncontrolling interests	14	38	51	153	193	26%	NM	57	346	NM
Citigroup's net income (loss)	$4,019	$3,752	$2,471	$5,785	$5,831	1%	45%	$8,083	$11,616	44%

Diluted earnings per share:
Income (loss) from continuing operations	$1.96	$1.86	$1.19	$3.06	$3.15	3%	61%	$3.92	$6.21	58%
Net income (loss)	$1.96	$1.86	$1.19	$3.06	$3.15	3%	61%	$3.92	$6.21	58%

Preferred dividends	$287	$274	$284	$305	$338	11%	18%	$556	$643	16%

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	3,683	3,439	2,150	5,425	5,446	-	48%	7,435	10,871	46%
Net income (loss) (for EPS purposes)	3,683	3,438	2,149	5,424	5,446	-	48%	7,434	10,870	46%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	3,702	3,459	2,170	5,443	5,466	-	48%	7,471	10,909	46%
Net income (loss) (for EPS purposes)	3,702	3,458	2,169	5,442	5,466	-	48%	7,470	10,908	46%

Shares (in millions):
Average basic	1,855.9	1,820.3	1,772.8	1,736.9	1,700.9	(2%)	(8%)	1,867.5	1,718.9	(8%)
Average diluted	1,893.1	1,862.6	1,816.9	1,776.0	1,735.6	(2%)	(8%)	1,906.4	1,755.8	(8%)
Common shares outstanding, at period end	1,840.9	1,789.3	1,747.5	1,705.6	1,677.4	(2%)	(9%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(1)(2)	13.48%	13.27%	13.18%	12.75%	12.8%
Tier 1 Capital ratio(1)(2)	14.98%	14.97%	13.65%	14.57%	14.7%
Total Capital ratio(1)(2)	15.28%	15.31%	15.66%	15.45%	15.7%
Supplementary Leverage ratio (SLR)(1)(3)	5.53%	5.52%	5.48%	5.25%	5.2%
Return on average assets	0.61%	0.55%	0.36%	0.83%	0.80%	(3) bps	19 bps	0.63%	0.81%	18 bps
Return on average common equity (RoCE)	7.7%	7.1%	4.5%	11.5%	11.4%	(10) bps	370 bps	7.8%	11.5%	370 bps
Average tangible common equity (TCE) (in billions of dollars)(4)	$172.1	$172.3	$170.4	$169.2	$169.1	-	(2%)	$170.7	$169.2	(1%)
Return on tangible common equity (RoTCE)(4)	8.7%	8.0%	5.1%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps
Operating leverage(5)	567 bps	59 bps	(381) bps	746 bps	960 bps	214 bps	393 bps	668 bps	854 bps	186 bps
Efficiency ratio (total operating expenses/total revenues, net)	62.7%	64.7%	69.6%	58.1%	57.4%	(70) bps	(530) bps	62.4%	57.7%	(470) bps

Balance sheet data (in billions of dollars, except per share amounts)(1):
Total assets	$2,622.8	$2,642.5	$2,657.2	$2,777.7	$2,894.7	4%	10%
Total average assets	2,647.8	2,688.8	2,722.5	2,816.8	2,936.0	4%	11%	2,582.5	2,876.4	11%
Total loans	725.3	733.9	752.2	761.6	793.7	4%	9%
Total deposits	1,357.7	1,383.9	1,403.6	1,446.2	1,492.6	3%	10%
Citigroup's stockholders' equity	213.2	213.0	212.3	211.0	212.0	-	(1%)
Book value per share	106.94	108.41	110.01	112.22	114.74	2%	7%
Tangible book value per share(4)	94.16	95.72	97.06	99.01	100.89	2%	7%

Direct staff (in thousands)	230	227	226	224	219	(2%)	(5%)

(1)	Ratios as of June 30, 2026 are preliminary.
(2)

The ratios presented reflect Citi's binding regulatory capital constraints under the U.S. Basel III rules. See page 22 for regulatory capital metrics under both the Standardized and Advanced Approaches.

(3)	For the composition of Citi's SLR, see page 22.
(4)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 23 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

(5)

Represents the year-over-year growth rate in basis points (bps) of total revenues, net of interest expense less the year-over-year growth rate of total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

N/D Not disclosed.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Revenues
Interest income (including dividends)	$35,859	$36,690	$36,649	$35,513	$37,662	6%	5%	$69,525	$73,175	5%
Interest expense	20,684	21,750	20,984	19,772	20,537	4%	(1%)	40,338	40,309	-
Net interest income (NII)	15,175	14,940	15,665	15,741	17,125	9%	13%	29,187	32,866	13%

Commissions and fees	2,745	2,888	2,829	3,272	3,298	1%	20%	5,452	6,570	21%
Principal transactions	2,503	2,772	1,450	4,008	2,481	(38%)	(1%)	6,013	6,489	8%
Administration and other fiduciary fees	1,123	1,117	1,129	1,123	1,257	12%	12%	2,168	2,380	10%
Realized gains (losses) on sales of investments, net	138	105	107	270	169	(37%)	22%	259	439	69%
Net impairment losses on investments recognized in earnings	(35)	(25)	(234)	(140)	(68)	51%	(94%)	(93)	(208)	(124%)
Other revenue (loss)	19	293	(1,075)	359	504	40%	NM	278	863	210%
Total non-interest revenues (NIR)	6,493	7,150	4,206	8,892	7,641	(14%)	18%	14,077	16,533	17%
Total revenues, net of interest expense	21,668	22,090	19,871	24,633	24,766	1%	14%	43,264	49,399	14%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,234	2,214	2,190	2,208	2,404	9%	8%	4,693	4,612	(2%)
Credit reserve build / (release) for loans	243	45	10	397	199	(50%)	(18%)	345	596	73%
Provision for credit losses on loans	2,477	2,259	2,200	2,605	2,603	-	5%	5,038	5,208	3%
Provision for credit losses on held-to-maturity (HTM) debt securities	7	(5)	15	(30)	1	NM	(86%)	2	(29)	NM
Provision for credit losses on other assets	381	79	(32)	33	(2)	NM	NM	420	31	(93%)
Policyholder benefits and claims	26	17	24	13	17	31%	(35%)	46	30	(35%)
Provision for credit losses on unfunded lending commitments	(19)	100	13	184	(97)	NM	(411%)	89	87	(2%)
Total provisions for credit losses and for benefits and claims	2,872	2,450	2,220	2,805	2,522	(10%)	(12%)	5,595	5,327	(5%)

Operating expenses
Compensation and benefits	7,633	7,474	7,068	8,382	7,992	(5%)	5%	15,097	16,374	8%
Technology / communication	2,290	2,325	2,429	2,335	2,269	(3%)	(1%)	4,669	4,604	(1%)
Transactional and product servicing	1,184	1,110	1,179	1,225	1,341	9%	13%	2,286	2,566	12%
Premises and equipment	615	607	681	586	618	5%	-	1,189	1,204	1%
Professional services	510	514	573	441	438	(1%)	(14%)	986	879	(11%)
Advertising and marketing	269	260	318	233	283	21%	5%	519	516	(1%)
Restructuring	(2)	(5)	(4)	-	-	-	100%	(5)	-	100%
Other operating	1,078	2,005	1,596	1,109	1,274	15%	18%	2,261	2,383	5%
Total operating expenses	13,577	14,290	13,840	14,311	14,215	(1%)	5%	27,002	28,526	6%

Income (loss) from continuing operations before income taxes	5,219	5,350	3,811	7,517	8,029	7%	54%	10,667	15,546	46%
Provision (benefit) for income taxes	1,186	1,559	1,288	1,578	2,005	27%	69%	2,526	3,583	42%

Income (loss) from continuing operations	4,033	3,791	2,523	5,939	6,024	1%	49%	8,141	11,963	47%
Discontinued operations
Income (loss) from discontinued operations	-	(1)	(1)	(1)	-	100%	-	(1)	(1)	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	-	(1)	(1)	(1)	-	100%	-	(1)	(1)	-

Net income (loss) before attribution to noncontrolling interests	4,033	3,790	2,522	5,938	6,024	1%	49%	8,140	11,962	47%
Noncontrolling interests	14	38	51	153	193	26%	NM	57	346	NM
Citigroup's net income (loss)	$4,019	$3,752	$2,471	$5,785	$5,831	1%	45%	$8,083	$11,616	44%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q26 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2025	2025	2025	2026	2026(1)	1Q26	2Q25
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,991	$23,545	$23,717	$23,625	$24,663	4%	(1%)
Deposits with banks, net of allowance	312,482	324,515	325,862	362,097	341,750	(6%)	9%
Securities borrowed and purchased under agreements to resell, net of allowance	323,892	321,347	356,195	353,094	404,655	15%	25%
Brokerage receivables, net of allowance	64,029	75,992	62,679	91,720	83,322	(9%)	30%
Trading account assets	568,558	562,254	537,139	593,473	634,356	7%	12%
Investments
Available-for-sale debt securities	235,802	246,227	246,720	257,822	286,765	11%	22%
Held-to-maturity debt securities, net of allowance	206,094	197,092	189,831	178,503	167,893	(6%)	(19%)
Equity securities	7,504	7,413	7,678	7,839	8,263	5%	10%
Total investments	449,400	450,732	444,229	444,164	462,921	4%	3%
Loans
Consumer(2)	395,759	398,628	408,533	402,391	416,520	4%	5%
Corporate(3)	329,586	335,277	343,697	359,225	377,138	5%	14%
Loans, net of unearned income	725,345	733,905	752,230	761,616	793,658	4%	9%
Allowance for credit losses on loans (ACLL)	(19,123)	(19,206)	(19,247)	(19,636)	(19,961)	(2%)	(4%)
Total loans, net	706,222	714,699	732,983	741,980	773,697	4%	10%
Goodwill	19,878	19,126	19,098	18,997	19,012	-	(4%)
Intangible assets (including MSRs)	4,409	4,330	4,284	4,305	5,004	16%	13%
Premises and equipment, net of depreciation and amortization	32,312	32,819	33,339	33,574	33,897	1%	5%
Other assets, net of allowance	116,599	113,116	117,677	110,658	111,377	1%	(4%)
Total assets	$2,622,772	$2,642,475	$2,657,202	$2,777,687	$2,894,654	4%	10%

Liabilities
Non-interest-bearing deposits in U.S. offices	$119,898	$116,921	$121,610	$122,083	$122,307	-	2%
Interest-bearing deposits in U.S. offices	575,709	592,728	613,052	634,812	665,841	5%	16%
Total U.S. deposits	695,607	709,649	734,662	756,895	788,148	4%	13%
Non-interest-bearing deposits in offices outside the U.S.	86,458	83,920	87,041	86,004	83,823	(3%)	(3%)
Interest-bearing deposits in offices outside the U.S.	575,668	590,360	581,870	603,341	620,636	3%	8%
Total international deposits	662,126	674,280	668,911	689,345	704,459	2%	6%

Total deposits	1,357,733	1,383,929	1,403,573	1,446,240	1,492,607	3%	10%
Securities loaned and sold under agreements to repurchase	347,913	349,726	348,098	369,585	411,126	11%	18%
Brokerage payables	90,949	89,596	74,836	111,224	116,076	4%	28%
Trading account liabilities	163,952	160,243	162,798	185,266	187,193	1%	14%
Short-term borrowings	55,560	54,760	51,878	72,056	68,978	(4%)	24%
Long-term debt	317,761	315,846	315,827	307,566	333,749	9%	5%
Other liabilities, plus allowances(4)	74,774	74,498	86,370	73,178	70,475	(4%)	(6%)
Total liabilities	$2,408,642	$2,428,598	$2,443,380	$2,565,115	$2,680,204	4%	11%

Stockholders' equity
Preferred stock	$16,350	$19,050	$20,050	$19,550	$19,550	-	20%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital(5)	108,839	109,010	108,452	107,821	107,343	-	(1%)
Retained earnings	211,674	214,034	215,128	219,542	223,989	2%	6%
Treasury stock, at cost	(79,886)	(84,932)	(89,473)	(95,370)	(99,398)	(4%)	(24%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(43,786)	(44,170)	(41,897)	(40,615)	(39,500)	3%	10%
Total common equity	$196,872	$193,973	$192,241	$191,409	$192,465	1%	(2%)

Total Citigroup stockholders' equity	$213,222	$213,023	$212,291	$210,959	$212,015	1%	(1%)
Noncontrolling interests(5)	908	854	1,531	1,613	2,435	51%	168%
Total equity	214,130	213,877	213,822	212,572	214,450	1%	-
Total liabilities and equity	$2,622,772	$2,642,475	$2,657,202	$2,777,687	$2,894,654	4%	10%

(1)	June 30, 2026 is preliminary.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.
(5)	The December 31, 2025 and June 30, 2026 balances include the impacts on total equity from the sales of the 25.0% and 22.6% equity stakes, respectively, in Grupo Financiero Banamex, S.A. de C.V.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT NET REVENUES AND INCOME (LOSS)

(In millions of dollars)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Revenues, net of interest expense
Services	$5,430	$5,730	$6,272	$6,103	$6,382	5%	18%	$10,634	$12,485	17%
Markets	5,980	5,745	4,609	7,246	7,007	(3%)	17%	12,055	14,253	18%
Banking	1,434	1,647	1,773	1,767	1,922	9%	34%	2,964	3,689	24%
Wealth	2,814	2,839	2,862	3,065	3,177	4%	13%	5,571	6,242	12%
U.S. Consumer Cards (USCC)	4,471	4,656	4,564	4,757	4,521	(5%)	1%	9,038	9,278	3%
All Other—managed basis(1)(2)	1,716	1,471	(208)	1,682	1,737	3%	1%	3,179	3,419	8%
Reconciling Items—divestiture-related impacts(3)	(177)	2	(1)	13	20	54%	NM	(177)	33	NM
Total net revenues—reported	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%

Income (loss) from continuing operations
Services	$1,728	$2,098	$2,512	$2,242	$2,597	16%	50%	$3,577	$4,839	35%
Markets	1,824	1,723	856	2,629	2,404	(9%)	32%	3,686	5,033	37%
Banking	91	267	355	304	351	15%	286%	313	655	109%
Wealth	385	303	299	432	583	35%	51%	576	1,015	76%
USCC	758	929	884	732	852	16%	12%	1,596	1,584	(1%)
All Other—managed basis(1)(2)	(573)	(752)	(2,273)	(388)	(761)	(96%)	(33%)	(1,412)	(1,149)	19%
Reconciling Items—divestiture-related impacts(3)	(180)	(777)	(110)	(12)	(2)	83%	99%	(195)	(14)	93%

Income (loss) from continuing operations—reported	4,033	3,791	2,523	5,939	6,024	1%	49%	8,141	11,963	47%

Discontinued operations	-	(1)	(1)	(1)	-	100%	-	(1)	(1)	-

Net income (loss) attributable to noncontrolling interests	14	38	51	153	193	26%	NM	57	346	NM

Net income (loss)	$4,019	$3,752	$2,471	$5,785	$5,831	1%	45%	$8,083	$11,616	44%

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income (including dividends)	$3,630	$3,823	$4,050	$4,143	$4,291	4%	18%	$7,128	$8,434	18%
Fee revenue
Commissions and fees	904	880	879	909	924	2%	2%	1,719	1,833	7%
Administration and other fiduciary fees	752	746	751	763	889	17%	18%	1,410	1,652	17%
Total fee revenue	1,656	1,626	1,630	1,672	1,813	8%	9%	3,129	3,485	11%
Principal transactions	124	190	257	263	264	-	113%	357	527	48%
All other	20	91	335	25	14	(44%)	(30%)	20	39	95%
Total non-interest revenue	1,800	1,907	2,222	1,960	2,091	7%	16%	3,506	4,051	16%

Total revenues, net of interest expense	5,430	5,730	6,272	6,103	6,382	5%	18%	10,634	12,485	17%
Total operating expenses	2,679	2,707	2,843	2,935	2,803	(4%)	5%	5,263	5,738	9%
Net credit losses (recoveries) on loans	20	11	19	3	5	67%	(75%)	26	8	(69%)
Credit reserve build (release) for loans	53	(4)	(18)	97	46	(53%)	(13%)	77	143	86%
Provision (release) for credit losses on unfunded lending commitments	(6)	(8)	3	(11)	-	100%	100%	(12)	(11)	8%
Provisions for credit losses for other assets and HTM debt securities	286	62	(15)	5	7	40%	(98%)	313	12	(96%)
Provision for credit losses	353	61	(11)	94	58	(38%)	(84%)	404	152	(62%)
Income from continuing operations before taxes	2,398	2,962	3,440	3,074	3,521	15%	47%	4,967	6,595	33%
Income taxes	670	864	928	832	924	11%	38%	1,390	1,756	26%
Income from continuing operations	1,728	2,098	2,512	2,242	2,597	16%	50%	3,577	4,839	35%
Noncontrolling interests	16	17	16	14	13	(7%)	(19%)	31	27	(13%)
Net income	$1,712	$2,081	$2,496	$2,228	$2,584	16%	51%	$3,546	$4,812	36%
EOP assets (in billions)	$618	$627	$628	$649	$645	(1%)	4%
Average assets (in billions)	593	616	630	637	659	3%	11%	$586	$648	11%
Efficiency ratio	49%	47%	45%	48%	44%	(400) bps	(500) bps	49%	46%	(300) bps
Average allocated TCE (in billions)(1)	$33.0	$33.0	$33.0	$33.5	$33.5	-	2%	$33.0	$33.5	2%
RoTCE(1)	20.8%	25.0%	30.0%	27.0%	30.9%	390 bps	1,010 bps	21.7%	29.0%	730 bps

Revenue by line of business
Net interest income	$2,949	$3,121	$3,303	$3,424	$3,541	3%	20%	$5,814	$6,965	20%
Non-interest revenue	1,063	1,099	1,182	1,192	1,198	1%	13%	2,127	2,390	12%
Treasury and Trade Solutions (TTS)	4,012	4,220	4,485	4,616	4,739	3%	18%	7,941	9,355	18%
Net interest income	681	702	747	719	750	4%	10%	1,314	1,469	12%
Non-interest revenue	737	808	1,040	768	893	16%	21%	1,379	1,661	20%
Securities Services	1,418	1,510	1,787	1,487	1,643	10%	16%	2,693	3,130	16%
Total Services	$5,430	$5,730	$6,272	$6,103	$6,382	5%	18%	$10,634	$12,485	17%

Revenue by managed geography
North America	$1,660	$1,759	$1,939	$1,976	$2,126	8%	28%	$3,209	$4,102	28%
International	3,770	3,971	4,333	4,127	4,256	3%	13%	7,425	8,383	13%
Total	$5,430	$5,730	$6,272	$6,103	$6,382	5%	18%	$10,634	$12,485	17%

Key drivers(2) (in billions of dollars, except as otherwise noted)
Average loans by line of business
TTS	$93	$93	$95	$97	$101	4%	9%	$90	$99	10%
Securities Services	1	1	1	2	2	-	100%	1	2	100%
Total	$94	$94	$96	$99	$103	4%	10%	$91	$101	11%

ACLL as a % of EOP loans(3)	0.36%	0.35%	0.33%	0.42%	0.44%	2 bps	8 bps
NCLs as a % of average loans	0.09%	0.05%	0.08%	0.01%	0.02%	1 bps	(7) bps	0.06%	0.02%	(4) bps

Average deposits by line of business
TTS	$713	$744	$780	$812	$852	5%	19%	$702	$832	19%
Securities Services	144	149	155	149	165	11%	15%	140	157	12%
Total	$857	$893	$935	$961	$1,017	6%	19%	$842	$989	17%

AUC/AUA (in trillions of dollars)(4)	$28.2	$29.7	$31.4	$31.6	$34.5	9%	22%
Cross-border transaction value(5)	$101.3	$104.8	$115.2	$106.3	$114.6	8%	13%	$196.4	$220.9	12%
U.S. dollar clearing volume (in millions)(6)	44.3	44.8	45.3	43.9	46.3	5%	5%	87.0	90.2	4%
Commercial card spend volume	$17.9	$18.4	$17.7	$18.6	$20.1	8%	12%	$35.1	$38.7	10%

(1)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component's average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(2)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(3)	Excludes loans that are carried at fair value for all periods.
(4)	June 30, 2026 is preliminary.
(5)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(6)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income (including dividends)	$2,824	$2,178	$2,761	$2,797	$4,002	43%	42%	$4,748	$6,799	43%
Fee revenue
Brokerage and fees	399	400	364	478	469	(2%)	18%	799	947	19%
Investment banking fees(1)	106	163	120	120	143	19%	35%	241	263	9%
Other(2)	51	63	57	55	54	(2%)	6%	103	109	6%
Total fee revenue	556	626	541	653	666	2%	20%	1,143	1,319	15%

Principal transactions	2,302	2,737	1,155	3,542	2,088	(41%)	(9%)	5,587	5,630	1%
All other	298	204	152	254	251	(1%)	(16%)	577	505	(12%)
Total non-interest revenue	3,156	3,567	1,848	4,449	3,005	(32%)	(5%)	7,307	7,454	2%
Total revenues, net of interest expense	5,980	5,745	4,609	7,246	7,007	(3%)	17%	12,055	14,253	18%
Total operating expenses	3,508	3,490	3,608	3,835	3,784	(1%)	8%	6,974	7,619	9%
Net credit losses (recoveries) on loans	8	68	(12)	(3)	(10)	(233%)	NM	150	(13)	NM
Credit reserve build (release) for loans	53	(44)	(73)	23	71	209%	34%	101	94	(7%)
Provision (release) for credit losses on unfunded lending commitments	(8)	13	(7)	(23)	56	NM	NM	1	33	NM
Provisions for credit losses for other assets and HTM debt securities	55	(5)	(12)	(12)	(8)	33%	NM	57	(20)	NM
Provision for credit losses	108	32	(104)	(15)	109	NM	1%	309	94	(70%)
Income (loss) from continuing operations before taxes	2,364	2,223	1,105	3,426	3,114	(9%)	32%	4,772	6,540	37%
Income taxes (benefits)	540	500	249	797	710	(11%)	31%	1,086	1,507	39%
Income (loss) from continuing operations	1,824	1,723	856	2,629	2,404	(9%)	32%	3,686	5,033	37%
Noncontrolling interests	21	21	18	34	17	(50%)	(19%)	34	51	50%
Net income (loss)	$1,803	$1,702	$838	$2,595	$2,387	(8%)	32%	$3,652	$4,982	36%
EOP assets (in billions)	$1,164	$1,179	$1,185	$1,280	$1,363	6%	17%
Average assets (in billions)	1,219	1,229	1,247	1,325	1,406	6%	15%	$1,169	$1,366	17%
Efficiency ratio	59%	61%	78%	53%	54%	100 bps	(500) bps	58%	53%	(500) bps
Average allocated TCE (in billions)(3)	$53.5	$53.5	$53.5	$56.4	$56.4	-	5%	$53.5	$56.4	5%
RoTCE(3)	13.5%	12.6%	6.2%	18.7%	17.0%	(170) bps	350 bps	13.8%	17.8%	400 bps

Revenue by line of business
Fixed Income Markets	$4,388	$4,225	$3,554	$5,166	$4,706	(9%)	7%	$8,966	$9,872	10%
Equity Markets	1,592	1,520	1,055	2,080	2,301	11%	45%	3,089	4,381	42%
Total	$5,980	$5,745	$4,609	$7,246	$7,007	(3%)	17%	$12,055	$14,253	18%

Rates and Currencies	$3,221	$2,963	$2,449	$3,311	$3,247	(2%)	1%	$6,337	$6,558	3%
Spread Products / Other Fixed Income	1,167	1,262	1,105	1,855	1,459	(21%)	25%	2,629	3,314	26%
Total Fixed Income Markets revenues	$4,388	$4,225	$3,554	$5,166	$4,706	(9%)	7%	$8,966	$9,872	10%

Revenue by managed geography
North America	$2,124	$2,270	$1,826	$2,559	$2,561	-	21%	$4,293	$5,120	19%
International	3,856	3,475	2,783	4,687	4,446	(5%)	15%	7,762	9,133	18%
Total	$5,980	$5,745	$4,609	$7,246	$7,007	(3%)	17%	$12,055	$14,253	18%

Key drivers(4) (in billions of dollars)
Average loans	$136	$147	$152	$162	$176	9%	29%	$132	$169	28%
NCLs (annualized) as a % of average loans	0.02%	0.18%	(0.03%)	(0.01%)	(0.02%)	(1) bps	(4) bps	0.23%	(0.02%)	(25) bps
ACLL as a % of EOP loans(5)	0.85%	0.78%	0.67%	0.67%	0.64%	(3) bps	(21) bps
Average trading account assets	$547	$555	$556	$573	$603	5%	10%	$511	$588	15%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income (including dividends)	$530	$562	$549	$587	$560	(5%)	6%	$1,021	$1,147	12%
Fee revenue
Investment banking fees(1)	1,058	1,169	1,287	1,232	1,492	21%	41%	2,162	2,724	26%
Other(2)	59	65	60	64	57	(11%)	(3%)	108	121	12%
Total fee revenue	1,117	1,234	1,347	1,296	1,549	20%	39%	2,270	2,845	25%
Principal transactions	(179)	(164)	(119)	(38)	(147)	(287%)	18%	(269)	(185)	31%
All other	(34)	15	(4)	(78)	(40)	49%	(18%)	(58)	(118)	(103%)
Total non-interest revenue	904	1,085	1,224	1,180	1,362	15%	51%	1,943	2,542	31%

Total revenues, net of interest expense	1,434	1,647	1,773	1,767	1,922	9%	34%	2,964	3,689	24%
Total operating expenses	1,137	1,139	1,152	1,240	1,212	(2%)	7%	2,171	2,452	13%

Net credit losses on loans	16	9	25	6	138	NM	NM	50	144	188%
Credit reserve build (release) for loans	137	38	136	175	(19)	NM	NM	215	156	(27%)
Provision (release) for credit losses on unfunded lending commitments	2	98	14	(51)	119	NM	NM	109	68	(38%)
Provisions for credit losses for other assets and HTM debt securities	18	12	1	2	4	100%	(78%)	13	6	(54%)
Provision for credit losses	173	157	176	132	242	83%	40%	387	374	(3%)
Income (loss) from continuing operations before taxes	124	351	445	395	468	18%	277%	406	863	113%
Income taxes (benefits)	33	84	90	91	117	29%	255%	93	208	124%
Income (loss) from continuing operations	91	267	355	304	351	15%	286%	313	655	109%
Noncontrolling interests	(2)	(3)	1	-	1	NM	NM	(3)	1	NM
Net income (loss)	$93	$270	$354	$304	$350	15%	276%	$316	$654	107%
EOP assets (in billions)	$148	$141	$140	$154	$145	(6%)	(2%)
Average assets (in billions)	150	149	146	154	160	4%	7%	$147	$157	7%
Efficiency ratio	79%	69%	65%	70%	63%	(700) bps	(1,600) bps	73%	66%	(700) bps
Average allocated TCE (in billions)(3)	$9.2	$9.2	$9.2	$7.8	$7.8	-	(15%)	$9.2	$7.8	(15%)
RoTCE(3)	4.1%	11.6%	15.3%	15.8%	18.0%	220 bps	1,390 bps	6.9%	16.9%	1,000 bps

Revenue by line of business
Investment Banking	$1,073	$1,238	$1,356	$1,326	$1,548	17%	44%	$2,187	$2,874	31%
Corporate Lending (excluding gain (loss) on loan hedges)(4)	423	453	443	391	406	4%	(4%)	825	797	(3%)
Total Banking revenues (ex-gain (loss) on loan hedges)(4)	1,496	1,691	1,799	1,717	1,954	14%	31%	3,012	3,671	22%
Gain (loss) on loan hedges(4)	(62)	(44)	(26)	50	(32)	NM	48%	(48)	18	NM
Total Banking revenues including gain (loss) on loan hedges(4)	$1,434	$1,647	$1,773	$1,767	$1,922	9%	34%	$2,964	$3,689	24%

Business metrics—investment banking revenues(5)
Advisory	$407	$425	$649	$505	$390	(23%)	(4%)	$833	$895	7%
Equity underwriting (Equity Capital Markets (ECM))	222	194	219	257	426	66%	92%	357	683	91%
Debt underwriting (Debt Capital Markets (DCM))	444	619	488	564	732	30%	65%	997	1,296	30%
Total	$1,073	$1,238	$1,356	$1,326	$1,548	17%	44%	$2,187	$2,874	31%

Revenue by managed geography
North America	$648	$862	$1,023	$1,109	$1,087	(2%)	68%	$1,522	$2,196	44%
International	786	785	750	658	835	27%	6%	1,442	1,493	4%
Total	$1,434	$1,647	$1,773	$1,767	$1,922	9%	34%	$2,964	$3,689	24%

Key drivers(6) (in billions of dollars)
Average loans	$84	$81	$79	$83	$88	6%	5%	$83	$86	4%
NCLs (annualized) as a % of average loans	0.08%	0.04%	0.13%	0.03%	0.63%	60 bps	55 bps	0.12%	0.34%	22 bps
ACLL as a % of EOP loans(7)	1.72%	1.83%	2.04%	2.06%	2.16%	10 bps	44 bps

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(5)

Beginning in 2Q26, the investment banking fees metric for Banking was replaced with investment banking revenues. This metric includes investment banking fees, other fee revenue, principal transactions, and net interest income from loans generated from investment banking business activities. Prior-period amounts have been conformed to reflect this change in presentation. Citi believes investment banking revenues provides investors with a more comprehensive measure of investment banking performance.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income	$1,831	$1,902	$2,018	$2,095	$2,155	3%	18%	$3,662	$4,250	16%
Fee revenue
Commissions and fees	454	494	465	543	587	8%	29%	938	1,130	20%
Other(1)	246	232	238	207	206	-	(16%)	493	413	(16%)
Total fee revenue	700	726	703	750	793	6%	13%	1,431	1,543	8%
All other(2)	283	211	141	220	229	4%	(19%)	478	449	(6%)
Total non-interest revenue	983	937	844	970	1,022	5%	4%	1,909	1,992	4%

Total revenues, net of interest expense	2,814	2,839	2,862	3,065	3,177	4%	13%	5,571	6,242	12%

Total operating expenses	2,313	2,375	2,377	2,415	2,377	(2%)	3%	4,703	4,792	2%
Net credit losses on loans	73	91	80	88	57	(35%)	(22%)	140	145	4%
Credit reserve build (release) for loans	(65)	(16)	6	13	-	(100%)	100%	(1)	13	NM
Provision (release) for credit losses on unfunded lending commitments	(1)	(1)	1	-	2	NM	NM	(2)	2	NM
Provisions for benefits and claims (PBC), and other assets	-	(1)	-	-	-	-	-	(4)	-	100%
Provisions for credit losses and for PBC	7	73	87	101	59	(42%)	NM	133	160	20%
Income from continuing operations before taxes	494	391	398	549	741	35%	50%	735	1,290	76%
Income taxes	109	88	99	117	158	35%	45%	159	275	73%
Income from continuing operations	385	303	299	432	583	35%	51%	576	1,015	76%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$385	$303	$299	$432	$583	35%	51%	$576	$1,015	76%
EOP assets (in billions)	$308	$313	$316	$320	$321	-	4%
Average assets (in billions)	305	315	325	321	324	1%	6%	$303	$323	7%
Efficiency ratio	82%	84%	83%	79%	75%	(400) bps	(700) bps	84%	77%	(700) bps
Average allocated TCE (in billions)(3)	$15.4	$15.4	$15.4	$16.2	$16.2	-	5%	$15.4	$16.2	5%
RoTCE(3)	10.0%	7.8%	7.7%	10.8%	14.4%	360 bps	440 bps	7.5%	12.6%	510 bps

Revenue by line of business
Citigold and Retail Banking	$1,862	$1,969	$2,010	$2,062	$2,181	6%	17%	$3,687	$4,243	15%
Private Bank	731	656	625	757	769	2%	5%	1,395	1,526	9%
Wealth at Work	221	214	227	246	227	(8%)	3%	489	473	(3%)
Total	$2,814	$2,839	$2,862	$3,065	$3,177	4%	13%	$5,571	$6,242	12%

Revenue by managed geography
North America	$1,729	$1,741	$1,825	$1,893	$1,977	4%	14%	$3,463	$3,870	12%
International	1,085	1,098	1,037	1,172	1,200	2%	11%	2,108	2,372	13%
Total	$2,814	$2,839	$2,862	$3,065	$3,177	4%	13%	$5,571	$6,242	12%

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)(6)(7)	$635	$660	$670	$676	$727	8%	14%
Deposits	400	408	413	418	415	(1%)	4%
Loans	200	202	204	205	208	2%	4%
Total	$1,235	$1,270	$1,287	$1,299	$1,350	4%	9%

Net new investment assets (NNIA)(7)(8)	$2.0	$18.6	$7.2	$14.7	$15.7	7%	NM	$18.5	$30.4	64%
Average deposits	398	405	407	414	415	-	4%	399	415	4%
Average loans	197	201	203	205	206	-	5%	196	206	5%
ACLL as a % of EOP loans(9)	0.34%	0.33%	0.33%	0.33%	0.33%	0 bps	(1) bps
NCLs (annualized) as a % of average loans	0.15%	0.18%	0.16%	0.17%	0.11%	(6) bps	(4) bps	0.14%	0.14%	0 bps
U.S. Retail Banking branches (actual)	650	653	655	655	655	-	1%

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	Beginning in 1Q26, Client investment assets include an additional approximate $10 billion associated with the value of client insurance policies that were not previously reported.
(7)	June 30, 2026 is preliminary.
(8)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.
(9)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. CONSUMER CARDS (USCC)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income	$4,918	$5,124	$5,143	$5,116	$5,180	1%	5%	$9,902	$10,296	4%
Fee revenue
Interchange fees(1)	2,459	2,448	2,526	2,404	2,740	14%	11%	4,744	5,144	8%
Card rewards and partner payments	(3,008)	(3,031)	(3,215)	(2,897)	(3,563)	(23%)	(18%)	(5,829)	(6,460)	(11%)
Other(1)	103	114	114	112	160	43%	55%	199	272	37%
Total fee revenue	(446)	(469)	(575)	(381)	(663)	(74%)	(49%)	(886)	(1,044)	(18%)
All other(2)	(1)	1	(4)	22	4	(82%)	NM	22	26	18%
Total non-interest revenue	(447)	(468)	(579)	(359)	(659)	(84%)	(47%)	(864)	(1,018)	(18%)

Total revenues, net of interest expense	4,471	4,656	4,564	4,757	4,521	(5%)	1%	9,038	9,278	3%

Total operating expenses	1,626	1,644	1,794	1,711	1,794	5%	10%	3,317	3,505	6%

Net credit losses on loans	1,856	1,741	1,739	1,742	1,850	6%	-	3,810	3,592	(6%)
Credit reserve build (release) for loans	(5)	55	(117)	76	40	(47)%	NM	(179)	116	NM
Provision (release) for credit losses on unfunded lending commit.(3)	-	-	-	272	(272)	NM	NM	-	-	-
Provisions for benefits and claims (PBC), and other assets	1	3	2	2	-	(100%)	(100%)	4	2	(50%)
Provisions for credit losses and for PBC	1,852	1,799	1,624	2,092	1,618	(23%)	(13%)	3,635	3,710	2%
Income from continuing operations before taxes	993	1,213	1,146	954	1,109	16%	12%	2,086	2,063	(1%)
Income taxes	235	284	262	222	257	16%	9%	490	479	(2%)
Income from continuing operations	758	929	884	732	852	16%	12%	1,596	1,584	(1%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$758	$929	$884	$732	$852	16%	12%	$1,596	$1,584	(1%)
EOP assets (in billions)	$171	$171	$178	$171	$182	6%	6%
Average assets (in billions)	168	171	173	172	178	3%	6%	$169	$175	4%
Efficiency ratio	36%	35%	39%	36%	40%	400 bps	400 bps	37%	38%	100 bps
Average allocated TCE (in billions)(4)	$20.3	$20.3	$20.3	$15.5	$15.5	-	(24%)	$20.3	$15.5	(24%)
RoTCE(4)	15.0%	18.2%	17.3%	19.2%	22.0%	280 bps	700 bps	15.9%	20.6%	470 bps

Key drivers(5) (in billions)
Average loans	$168	$171	$172	$171	$177	4%	5%	$168	$174	4%
ACLL as a % of EOP loans	8.08%	8.09%	7.74%	8.09%	7.68%	(41) bps	(40) bps
NCLs (annualized) as a % of average loans	4.43%	4.05%	4.00%	4.12%	4.19%	7 bps	(24) bps	4.57%	4.16%	(41) bps
Revenue rate(6)	10.67%	10.80%	10.53%	11.28%	10.25%	(103) bps	(42) bps	10.85%	10.75%	(10) bps
NII(7) (annualized) as a % of average loans	11.74%	11.89%	11.86%	12.13%	11.74%	(39) bps	0 bps	11.89%	11.93%	4 bps

(1)	Primarily includes credit card-related fees.
(2)	Primarily related to revenue incentives from card networks.
(3)

1Q26 includes a reserve build related to Citi's forward purchase commitment of the additional American Airlines co-branded card portfolio. This was released from unfunded lending commitments in 2Q26 and re-established as a reserve for the loans that were acquired.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Total revenues, net of interest expense (annualized) as a % of average loans.
(7)	Net interest income includes certain fees that are recorded as interest revenue.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

USCC

Metrics

						2Q26 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
Key drivers(1)(2) (in billions of dollars, except as otherwise noted)	2025	2025	2025	2026	2026	1Q26	2Q25

New credit cards account acquisitions (in thousands)
General Purpose Credit Cards (GPCC)(3)	1,704	1,872	2,115	1,899	4,004	111%	135%
Private Label Credit Cards (PLCC)(4)	1,551	1,339	1,572	1,043	1,372	32%	(12%)
Credit card spend volume
GPCC	$144.8	$144.5	$152.4	$141.5	$162.3	15%	12%
PLCC	13.9	12.6	13.9	10.5	13.2	26%	(5%)
Average loans(5)
GPCC	$134.4	$136.8	$138.6	$138.6	$144.9	5%	8%
PLCC	30.1	30.0	29.8	28.9	28.3	(2%)	(6%)
Installment Lending	3.7	3.7	3.9	3.8	3.8	-	3%
EOP loans(5)
GPCC	$136.8	$137.7	$143.2	$138.7	$149.2	8%	9%
PLCC	30.4	29.8	30.5	28.3	28.4	-	(7%)
Installment Lending	3.7	3.8	3.8	3.8	3.8	-	3%
NCLs as a % of average loans
GPCC	4.20%	3.85%	3.78%	3.87%	4.01%	14 bps	(19) bps
PLCC	5.18%	4.67%	4.77%	5.05%	4.79%	(26) bps	(39) bps
Installment Lending	6.29%	6.43%	6.00%	6.19%	6.54%	35 bps	25 bps
Loans 90+ days past due as a % of EOP loans
GPCC	1.30%	1.27%	1.32%	1.39%	1.21%	(18) bps	(9) bps
PLCC	2.00%	2.08%	2.13%	2.15%	1.92%	(23) bps	(8) bps
Installment Lending	0.57%	0.58%	0.58%	0.55%	0.53%	(2) bps	(4) bps
Loans 30-89 days past due as a % of EOP loans
GPCC	1.12%	1.21%	1.23%	1.20%	1.17%	(3) bps	5 bps
PLCC	1.89%	2.07%	1.99%	1.98%	1.84%	(14) bps	(5) bps
Installment Lending	1.35%	1.26%	1.37%	1.42%	1.24%	(18) bps	(11) bps

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	On April 24, 2026, Citi completed the acquisition of the $6.6 billion additional American Airlines co-branded card portfolio.
(3)	General Purpose Credit Cards (GPCC). Consists of consumer credit cards that operate on established payment networks and are accepted by a wide variety of merchants and service providers.
(4)

Private Label Credit Cards (PLCC). Consists of consumer credit cards that are issued for use with a specific retailer or its affiliates and are limited to purchases of that retailer’s goods and services.

(5)	GPCC and PLCC average loans, EOP loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income	$1,442	$1,351	$1,144	$1,003	$937	(7%)	(35%)	$2,726	$1,940	(29%)
Non-interest revenue(4)(5)	274	120	(1,352)	679	800	18%	192%	453	1,479	226%
Total revenues, net of interest expense	1,716	1,471	(208)	1,682	1,737	3%	1%	3,179	3,419	8%
Total operating expenses(5)(6)(7)(8)(9)	2,277	2,169	2,026	2,144	2,220	4%	(3%)	4,503	4,364	(3%)
Net credit losses on loans	256	297	341	371	366	(1%)	43%	512	737	44%
Credit reserve build (release) for loans	70	16	75	13	61	369%	(13%)	143	74	(48%)
Provision (release) for credit losses on unfunded lending commitments	(6)	(6)	2	(3)	(2)	33%	67%	(7)	(5)	29%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	54	24	31	19	13	(32%)	(76%)	85	32	(62%)
Provisions for credit losses and for PBC	374	331	449	400	438	10%	17%	733	838	14%
Income (loss) from continuing operations before taxes	(935)	(1,029)	(2,683)	(862)	(921)	(7%)	1%	(2,057)	(1,783)	13%
Income taxes (benefits)	(362)	(277)	(410)	(474)	(160)	66%	56%	(645)	(634)	2%
Income (loss) from continuing operations	(573)	(752)	(2,273)	(388)	(761)	(96%)	(33%)	(1,412)	(1,149)	19%
Income (loss) from discontinued operations, net of taxes	-	(1)	(1)	(1)	-	100%	-	(1)	(1)	-
Noncontrolling interests	(21)	3	16	105	162	54%	NM	(5)	267	NM
Net income (loss)	$(552)	$(756)	$(2,290)	$(494)	$(923)	(87%)	(67%)	$(1,408)	$(1,417)	(1%)
EOP assets (in billions)	$214	$211	$210	$204	$239	17%	12%
Average assets (in billions)	213	209	202	208	209	-	(2%)	$209	$207	(1%)
Efficiency ratio	133%	147%	(974%)	127%	128%	NM	NM	142%	128%	NM
Average allocated TCE (in billions)(10)	$40.7	$40.9	$39.0	$39.8	$39.7	-	(2%)	$39.3	$39.8	1%

Revenue by line of business
Mexico Consumer/SBMM	$1,536	$1,722	$1,775	$2,054	$1,991	(3%)	30%	$3,003	$4,045	35%
Asia Consumer(4)(11)	155	149	(1,434)	105	77	(27%)	(50%)	290	182	(37%)
Legacy Holdings Assets (LHA)	-	-	(12)	2	(15)	NM	NM	19	(13)	NM
Corporate/Other	25	(400)	(537)	(479)	(316)	34%	NM	(133)	(795)	(498%)
Total	$1,716	$1,471	$(208)	$1,682	$1,737	3%	1%	$3,179	$3,419	8%

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$26.8	$28.5	$30.0	$30.6	$32.0	5%	19%
EOP deposits	38.4	40.6	43.8	43.8	46.0	5%	20%
Average loans	25.5	27.2	29.2	30.7	31.7	3%	24%
NCLs as a % of average loans (Mexico Consumer only)	5.28%	5.46%	5.91%	6.37%	6.13%	(24) bps	85 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.58%	1.60%	1.72%	1.71%	1.79%	8 bps	21 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.52%	1.58%	1.59%	1.64%	1.59%	(5) bps	7 bps

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$3.0	$2.7	$2.5	$2.2	$2.1	(5%)	(30%)
EOP deposits	1.5	1.3	1.1	0.9	0.8	(11%)	(47%)
Average loans	4.0	2.8	2.6	2.4	2.2	(8%)	(45%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.1	$1.8	$1.8	$1.7	$1.1	(35%)	(48%)

(1)

Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25).
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Net interest income	$1,271	$1,338	$1,379	$1,479	$1,484	-	17%	$2,438	$2,963	22%
Non-interest revenue(4)(5)	420	533	(1,050)	682	569	(17%)	35%	874	1,251	43%
Total revenues, net of interest expense	1,691	1,871	329	2,161	2,053	(5%)	21%	3,312	4,214	27%

Total operating expenses(5)(6)(7)(8)(9)	1,287	1,320	1,222	1,324	1,243	(6%)	(3%)	2,621	2,567	(2%)

Net credit losses on loans	256	297	341	371	366	(1%)	43%	512	737	44%
Credit reserve build (release) for loans	70	16	75	13	61	369%	(13%)	143	74	(48%)
Provision (release) for credit losses on unfunded lending commitments	(6)	(6)	2	(3)	(2)	33%	67%	(7)	(5)	29%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	51	20	29	28	15	(46%)	(71%)	81	43	(47%)
Provisions for credit losses and for PBC	371	327	447	409	440	8%	19%	729	849	16%
Income (loss) from continuing operations before taxes	33	224	(1,340)	428	370	(14%)	NM	(38)	798	NM
Income taxes (benefits)	(5)	66	147	137	120	(12%)	NM	(30)	257	NM
Income (loss) from continuing operations	38	158	(1,487)	291	250	(14%)	NM	(8)	541	NM
Noncontrolling interests	(22)	3	9	114	159	39%	NM	(8)	273	NM
Net income (loss)	$60	$155	$(1,496)	$177	$91	(49%)	52%	$-	$268	NM
EOP assets (in billions)	$83	$86	$86	$87	$87	-	5%
Average assets (in billions)	81	85	87	88	90	2%	11%	$79	$89	13%
Efficiency ratio	76%	71%	371%	61%	61%	NM	NM	79%	61%	NM
Average allocated TCE (in billions)(10)	$5.1	$5.1	$5.1	$5.7	$5.7	-	12%	$5.1	$5.7	12%

Revenue by line of business
Mexico Consumer/SBMM(3)	$1,536	$1,722	$1,775	$2,054	$1,991	(3%)	30%	$3,003	$4,045	35%
Asia Consumer(4) (11)	155	149	(1,434)	105	77	(27%)	(50%)	290	182	(37%)
Legacy Holdings Assets (LHA)	-	-	(12)	2	(15)	NM	NM	19	(13)	NM
Total	$1,691	$1,871	$329	$2,161	$2,053	(5%)	21%	$3,312	$4,214	27%

Mexico Consumer/SBMM(3)—key indicators (in billions of dollars)
EOP loans	$26.8	$28.5	$30.0	$30.6	$32.0	5%	19%
EOP deposits	38.4	40.6	43.8	43.8	46.0	5%	20%
Average loans	25.5	27.2	29.2	30.7	31.7	3%	24%
NCLs as a % of average loans (Mexico Consumer only)	5.28%	5.46%	5.91%	6.37%	6.13%	(24) bps	85 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.58%	1.60%	1.72%	1.71%	1.79%	8 bps	21 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.52%	1.58%	1.59%	1.64%	1.59%	(5) bps	7 bps

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$3.0	$2.7	$2.5	$2.2	$2.1	(5%)	(30%)
EOP deposits	1.5	1.3	1.1	0.9	0.8	(11%)	(47%)
Average loans	4.0	2.8	2.6	2.4	2.2	(8%)	(45%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.1	$1.8	$1.8	$1.7	$1.1	(35%)	(48%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25).
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income	$171	$13	$(235)	$(476)	$(547)	(15%)	NM	$288	$(1,023)	NM
Non-interest revenue	(146)	(413)	(302)	(3)	231	NM	NM	(421)	228	NM
Total revenues, net of interest expense	25	(400)	(537)	(479)	(316)	34%	NM	(133)	(795)	(498%)

Total operating expenses	990	849	804	820	977	19%	(1%)	1,882	1,797	(5%)
Provisions for other assets, HTM debt securities and other	3	4	2	(9)	(2)	78%	NM	4	(11)	NM
Income (loss) from continuing operations before taxes	(968)	(1,253)	(1,343)	(1,290)	(1,291)	-	(33%)	(2,019)	(2,581)	(28%)
Income taxes (benefits)	(357)	(343)	(557)	(611)	(280)	54%	22%	(615)	(891)	(45%)
Income (loss) from continuing operations	(611)	(910)	(786)	(679)	(1,011)	(49%)	(65%)	(1,404)	(1,690)	(20%)
Income (loss) from discontinued operations, net of taxes	-	(1)	(1)	(1)	-	100%	-	(1)	(1)	-
Noncontrolling interests	1	-	7	(9)	3	NM	200%	3	(6)	NM
Net income (loss)	$(612)	$(911)	$(794)	$(671)	$(1,014)	(51%)	(66%)	$(1,408)	$(1,685)	(20%)

EOP assets (in billions)	$131	$125	$124	$117	$152	30%	16%
Average allocated TCE (in billions)(2)	35.6	35.8	33.9	34.1	34.0	-	(4%)	$34.2	$34.1	-

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Divestiture-Related Impacts

(Reconciling Items)(1)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(2)	(177)	2	(1)	13	20	54%	NM	(177)	33	NM
Total revenues, net of interest expense	(177)	2	(1)	13	20	54%	NM	(177)	33	NM
Total operating expenses(2)(3)(4)(5)(6)	37	766	40	31	25	(19%)	(32%)	71	56	(21%)
Net credit losses on loans	5	(3)	(2)	1	(2)	NM	NM	5	(1)	NM
Credit reserve build (release) for loans	-	-	1	-	-	-	-	(11)	-	100%
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims (PBC), other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for PBC	5	(3)	(1)	1	(2)	NM	NM	(6)	(1)	83%
Income (loss) from continuing operations before taxes	(219)	(761)	(40)	(19)	(3)	84%	99%	(242)	(22)	91%
Income taxes (benefits)	(39)	16	70	(7)	(1)	86%	97%	(47)	(8)	83%
Income (loss) from continuing operations	(180)	(777)	(110)	(12)	(2)	83%	99%	(195)	(14)	93%
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(180)	$(777)	$(110)	$(12)	$(2)	83%	99%	$(195)	$(14)	93%

(1)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.
(2)	2Q25 includes (i) an approximate $186 million loss recorded in revenue (approximately $157 million after-tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after-tax) primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.
(3)	3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.
(4)	4Q25 includes approximately $40 million in operating expenses (approximately $28 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2025.
(5)	1Q26 includes approximately $31 million in operating expenses (approximately $23 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026.
(6)	2Q26 includes approximately $25 million in operating expenses (approximately $18 million after-tax), primarily related to separation costs in Mexico.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)

Taxable Equivalent Basis
(In millions of dollars, except as otherwise noted)

	Average Volumes			Interest			% Average Rate(4)

	2Q25	1Q26	2Q26(5)	2Q25	1Q26	2Q26(5)	2Q25	1Q26	2Q26(5)
Assets
Deposits with banks	$298,158	$344,971	$359,133	$3,043	$3,194	$3,375	4.09%	3.75%	3.77%
Securities borrowed and purchased under resale agreements(6)	375,205	394,172	440,589	6,621	6,681	6,852	7.08%	6.87%	6.24%
Trading account assets(7)	506,877	535,116	559,737	5,821	4,897	6,112	4.61%	3.71%	4.38%
Investments	449,852	443,526	453,144	4,215	4,028	4,098	3.76%	3.68%	3.63%
Consumer loans	390,349	403,807	410,349	9,771	9,977	10,156	10.04%	10.02%	9.93%
Corporate loans	321,827	351,398	374,696	5,212	5,269	5,502	6.50%	6.08%	5.89%
Total loans (net of unearned income)(8)	712,176	755,205	785,045	14,983	15,246	15,658	8.44%	8.19%	8.00%
Other interest-earning assets	83,064	123,549	113,683	1,204	1,496	1,595	5.81%	4.91%	5.63%
Total average interest-earning assets	$2,425,332	$2,596,539	$2,711,331	$35,887	$35,542	$37,690	5.93%	5.55%	5.58%

Liabilities
Deposits	$1,138,996	$1,236,277	$1,295,173	$8,685	$8,253	$8,747	3.06%	2.71%	2.71%
Securities loaned and sold under repurchase agreements(6)	421,198	412,607	449,213	6,938	6,598	6,713	6.61%	6.49%	5.99%
Trading account liabilities(7)	104,148	118,413	131,577	748	769	788	2.88%	2.63%	2.40%
Short-term borrowings and other interest-bearing liabilities	140,571	185,229	189,438	1,800	1,832	2,046	5.14%	4.01%	4.33%
Long-term debt(9)	182,803	184,573	176,982	2,513	2,320	2,243	5.51%	5.10%	5.08%
Total average interest-bearing liabilities	$1,987,716	$2,137,099	$2,242,383	$20,684	$19,772	$20,537	4.17%	3.75%	3.67%

Net interest income as a % of average interest-earning assets (NIM)(9)				$15,203	$15,770	$17,153	2.51%	2.46%	2.54%

2Q26 increase (decrease) from:							3 bps	8 bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $28 million for 2Q25, $29 million for 1Q26 and $28 million for 2Q26.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	2Q26 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD LOANS(1)(2)

(In billions of dollars)

						2Q26 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2025	2025	2025	2026	2026	1Q26	2Q25

Corporate loans by region
North America	$146.5	$150.1	$155.2	$163.6	$174.8	7%	19%
International	183.1	185.2	188.5	195.6	202.3	3%	10%
Total corporate loans	$329.6	$335.3	$343.7	$359.2	$377.1	5%	14%

Corporate loans by segment and reporting unit
Services	$96.4	$99.4	$99.5	$101.5	$106.6	5%	11%
Markets	144.3	149.7	159.4	165.2	182.5	10%	26%
Banking	81.9	78.8	77.2	84.6	79.8	(6%)	(3%)
All Other—Legacy Franchises—Mexico SBMM and AFG(3)	7.0	7.4	7.6	7.9	8.2	4%	17%
Total corporate loans	$329.6	$335.3	$343.7	$359.2	$377.1	5%	14%

Wealth by region
North America	$147.3	$148.2	$150.2	$150.4	$151.9	1%	3%
International	52.7	53.5	54.1	54.6	56.2	3%	7%
Total	$200.0	$201.7	$204.3	$205.0	$208.1	2%	4%

USCC
GPCC	$136.8	$137.7	$143.2	$138.7	$149.2	8%	9%
PLCC	30.4	29.8	30.5	28.3	28.4	-	(7%)
Installment Lending	3.7	3.8	3.8	3.8	3.8	-	3%
Total	$170.9	$171.3	$177.5	$170.8	$181.4	6%	6%

All Other—Consumer
Mexico Consumer	$20.0	$21.2	$22.5	$22.8	$23.9	5%	20%
Asia Consumer	3.0	2.7	2.5	2.2	2.1	(5%)	(30%)
Legacy Holdings Assets (LHA)	1.9	1.7	1.7	1.6	1.0	(38%)	(47%)
Total	$24.9	$25.6	$26.7	$26.6	$27.0	2%	8%

Total consumer loans	$395.8	$398.6	$408.5	$402.4	$416.5	4%	5%

Total loans—EOP	$725.3	$733.9	$752.2	$761.6	$793.7	4%	9%

Total loans—average	$712.2	$725.0	$736.7	$755.2	$785.0	4%	10%

NCLs as a % of total average loans	1.26%	1.21%	1.18%	1.19%	1.23%	4 bps	(3) bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM, and the AFG).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD DEPOSITS

(In billions of dollars)

						2Q26 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2025	2025	2025	2026	2026	1Q26	2Q25

Services, Markets, and Banking by region (institutional)
North America	$414.4	$428.3	$452.9	$478.5	$518.1	8%	25%
International	477.2	483.1	481.3	499.3	504.3	1%	6%
Total	$891.6	$911.4	$934.2	$977.8	$1,022.4	5%	15%

Treasury and Trade Solutions	$726.4	$740.0	$779.4	$804.5	$828.2	3%	14%
Securities Services	148.1	151.3	138.4	155.2	174.6	13%	18%
Services	$874.5	$891.3	$917.8	$959.7	$1,002.8	4%	15%
Markets	16.7	19.3	16.0	17.7	19.1	8%	14%
Banking	0.4	0.8	0.4	0.4	0.5	25%	25%
Total	$891.6	$911.4	$934.2	$977.8	$1,022.4	5%	15%

Wealth
North America	$277.3	$278.5	$285.6	$285.8	$279.7	(2%)	1%
International	123.1	129.2	126.9	132.1	135.7	3%	10%
Total	$400.4	$407.7	$412.5	$417.9	$415.4	(1%)	4%

All Other
Legacy Franchises
Mexico Consumer	$28.5	$29.7	$33.3	$32.6	$34.4	6%	21%
Mexico SBMM—corporate	9.9	10.9	10.5	11.2	11.6	4%	17%
Asia Consumer	1.5	1.3	1.1	0.9	0.8	(11%)	(47%)
Legacy Holdings Assets (LHA)(1)	0.1	0.1	0.1	0.1	0.1	-	-
Corporate/Other	25.7	22.8	11.9	5.7	7.9	39%	(69%)
Total	$65.7	$64.8	$56.9	$50.5	$54.8	9%	(17%)

Total deposits—EOP	$1,357.7	$1,383.9	$1,403.6	$1,446.2	$1,492.6	3%	10%

Total deposits—average	$1,342.8	$1,382.2	$1,422.3	$1,446.4	$1,503.5	4%	12%

(1)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

														ACLL/EOP
	Balance	Builds (Releases)					FY 2025	Balance		Builds (Releases)		YTD 2026	Balance	Loans
	12/31/24	1Q25	2Q25	3Q25	4Q25	FY 2025	FX/Other	12/31/25	1Q26	2Q26	YTD 2026	FX/Other(1)	6/30/26	6/30/26

Allowance for credit losses on loans (ACLL)
Services	$264	$24	$53	$(4)	$(18)	$55	$8	$327	$97	$46	$143	$4	$474
Markets	1,030	48	53	(44)	(73)	(16)	13	1,027	23	71	94	(3)	1,118
Banking	1,167	78	137	38	136	389	22	1,578	175	(19)	156	(13)	1,721
Legacy Franchises corporate (Mexico SBMM and AFG(2))	95	4	16	(12)	6	14	12	121	4	10	14	3	138
Total corporate ACLL	$2,556	$154	$259	$(22)	$51	$442	$55	$3,053	$299	$108	$407	$(9)	$3,451	0.94%
U.S. Cards	$13,560	$(169)	$(12)	$44	$(102)	$(239)	$3	$13,324	$78	$41	$119	$75	$13,518	7.61%
Installment lending	425	(5)	7	11	(15)	(2)	(1)	422	(2)	(1)	(3)	-	419
Total USCC	$13,985	$(174)	$(5)	$55	$(117)	$(241)	$2	$13,746	$76	$40	$116	$75	$13,937
Wealth	673	64	(65)	(16)	6	(11)	7	669	13	-	13	(1)	681
All Other—consumer	1,360	58	54	28	70	210	209	1,779	9	51	60	53	1,892
Total consumer ACLL	$16,018	$(52)	$(16)	$67	$(41)	$(42)	$218	$16,194	$98	$91	$189	$127	$16,510	3.96%
Total ACLL	$18,574	$102	$243	$45	$10	$400	$273	$19,247	$397	$199	$596	$118	$19,961	2.54%
Allowance for credit losses on unfunded lending commitments (ACLUC)(3)	$1,601	$108	$(19)	$100	$13	$202	$30	$1,833	$184	$(97)	$87	$(21)	$1,899
Total ACLL and ACLUC	20,175	210	224	145	23	602	303	21,080	581	102	683	97	21,860
Other(4)(5)	2,002	34	388	74	(17)	479	(2,188)	293	3	(1)	2	(4)	291
Total ACL	$22,177	$244	$612	$219	$6	$1,081	$(1,885)	$21,373	$584	$101	$685	$93	$22,151

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)

1Q26 includes a reserve build related to Citi's forward purchase commitment of the additional American Airlines co-branded card portfolio. This was released from unfunded lending commitments in 2Q26 and re-established as a reserve for the loans that were acquired.

(4)	Includes ACL activity on HTM securities and Other assets.
(5)

The decrease in the Other ACL at December 31, 2025 represents the held-for-sale accounting treatment for AO Citibank (Russia), wherein the assets and liabilities of AO Citibank were reclassified to Other assets and Other liabilities.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND
UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,726	$19,123	$19,206	$19,247	$19,636	2%	5%	$18,574	$19,247	4%
Gross credit (losses) on loans	(2,723)	(2,726)	(2,724)	(2,820)	(2,981)	(6%)	(9%)	(5,649)	(5,801)	(3%)
Gross recoveries on loans	489	512	534	612	577	(6%)	18%	956	1,189	24%
Net credit (losses) / recoveries on loans (NCLs)	(2,234)	(2,214)	(2,190)	(2,208)	(2,404)	9%	8%	(4,693)	(4,612)	(2%)
Replenishment of NCLs	2,234	2,214	2,190	2,208	2,404	9%	8%	4,693	4,612	(2%)
Net reserve builds / (releases) for loans	243	45	10	397	199	(50%)	(18%)	345	596	73%
Provision for credit losses on loans (PCLL)	2,477	2,259	2,200	2,605	2,603	-	5%	5,038	5,208	3%
Other, net(1)(2)(3)(4)(5)(6)	154	38	31	(8)	126	NM	(18%)	204	118	(42%)
ACLL at end of period (a)	$19,123	$19,206	$19,247	$19,636	$19,961	2%	4%	$19,123	$19,961	4%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7)(8) (a)	$1,721	$1,820	$1,833	$2,013	$1,899	(6%)	10%	$1,721	$1,899	10%

Provision (release) for credit losses on unfunded lending commitments(8)	$(19)	$100	$13	$184	$(97)	NM	(411%)	$89	$87	(2%)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$20,844	$21,026	$21,080	$21,649	$21,860	1%	5%	$20,844	$21,860	5%

Total ACLL as a % of total loans(9)	2.67%	2.65%	2.58%	2.61%	2.54%	(7) bps	(13) bps
Total NCLs (annualized) as a % of average loans	1.26%	1.21%	1.18%	1.19%	1.23%	4 bps	(3) bps	1.35%	1.21%	(14) bps

Consumer
ACLL at beginning of period	$16,001	$16,100	$16,205	$16,194	$16,297	1%	2%	$16,018	$16,194	1%

NCLs	(2,185)	(2,122)	(2,148)	(2,200)	(2,270)	3%	4%	(4,462)	(4,470)	-
Replenishment of NCLs	2,185	2,122	2,148	2,200	2,270	3%	4%	4,462	4,470	-
Net reserve builds / (releases) for loans	(16)	67	(41)	98	91	(7%)	NM	(68)	189	NM
Provision for credit losses on loans (PCLL)	2,169	2,189	2,107	2,298	2,361	3%	9%	4,394	4,659	6%
Other, net(1)(2)(3)(4)(5)(6)	115	38	30	5	122	NM	6%	150	127	(15%)
ACLL at end of period (b)	$16,100	$16,205	$16,194	$16,297	$16,510	1%	3%	$16,100	$16,510	3%

Consumer ACLUC(7)(8) (b)	$24	$20	$24	$297	$23	(92%)	(4%)	$24	$23	(4%)

Provision (release) for credit losses on unfunded lending commitments(8)	$(1)	$(4)	$3	$274	$(274)	NM	NM	$(4)	$2	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$16,124	$16,225	$16,218	$16,594	$16,533	-	3%	$16,124	$16,533	3%

Consumer ACLL as a % of total consumer loans	4.07%	4.07%	3.96%	4.05%	3.96%	(9) bps	(11) bps
Consumer NCLs (annualized) as a % of average loans	2.25%	2.12%	2.12%	2.21%	2.22%	1 bps	(3) bps	2.32%	2.21%	(11) bps

Corporate
ACLL at beginning of period	$2,725	$3,023	$3,001	$3,053	$3,339	9%	23%	$2,556	$3,053	19%

NCLs	(49)	(92)	(42)	(8)	(134)	NM	173%	(231)	(142)	(39%)
Replenishment of NCLs	49	92	42	8	134	NM	173%	231	142	(39%)
Net reserve builds / (releases) for loans	259	(22)	51	299	108	(64%)	(58%)	413	407	(1%)
Provision for credit losses on loans (PCLL)	308	70	93	307	242	(21%)	(21%)	644	549	(15%)
Other, net(1)	39	-	1	(13)	4	NM	(90%)	54	(9)	NM
ACLL at end of period (c)	$3,023	$3,001	$3,053	$3,339	$3,451	3%	14%	$3,023	$3,451	14%

Corporate ACLUC(7) (c)	$1,697	$1,800	$1,809	$1,716	$1,876	9%	11%	$1,697	$1,876	11%

Provision (release) for credit losses on unfunded lending commitments	$(18)	$104	$10	$(90)	$177	NM	NM	$93	$85	(9%)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,720	$4,801	$4,862	$5,055	$5,327	5%	13%	$4,720	$5,327	13%

Corporate ACLL as a % of total corporate loans(10)	0.94%	0.92%	0.91%	0.95%	0.94%	(1) bps	0 bps
Corporate NCLs (annualized) as a % of average loans	0.06%	0.11%	0.05%	0.01%	0.14%	13 bps	8 bps	0.15%	0.08%	(7) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND
UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	2Q25 includes an approximate $25 million reclass related to Citi's agreement to sell its Poland consumer banking business. That ACLL was transferred to Other assets beginning June 30, 2025. 2Q25 also includes FX translation.
(3)	3Q25 primarily relates to FX translation.
(4)	4Q25 primarily relates to FX translation.
(5)	1Q26 primarily relates to FX translation.
(6)	2Q26 includes approximately $78 million related to an acquired portfolio and an increase of approximately $48 million related to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	1Q26 includes a reserve build related to Citi's forward purchase commitment of the additional American Airlines co-branded card portfolio. This was released from unfunded lending commitments in 2Q26 and re-established as a reserve for the loans that were acquired.
(9)	Excludes loans that are carried at fair value of $9.3 billion, $7.9 billion, $6.9 billion, $8.5 billion, and $8.2 billion at June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026, and June 30, 2026, respectively.
(10)	Excludes loans that are carried at fair value of $9.2 billion, $7.9 billion, $6.8 billion, $8.5 billion, and $8.2 billion at June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026, and June 30, 2026, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q26 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2025	2025	2025	2026	2026	1Q26	2Q25

Corporate non-accrual loans by region(1)
North America	$953	$1,280	$1,145	$955	$784	(18%)	(18%)
International	769	791	856	1,002	963	(4%)	25%
Total	$1,722	$2,071	$2,001	$1,957	$1,747	(11%)	1%

Corporate non-accrual loans(1)
Banking	$502	$820	$919	$971	$772	(20%)	54%
Services	134	187	337	393	419	7%	213%
Markets	932	926	622	472	413	(13%)	(56%)
Mexico SBMM and AFG	154	138	123	121	143	18%	(7%)
Total	$1,722	$2,071	$2,001	$1,957	$1,747	(11%)	1%

Consumer non-accrual loans(1)
Wealth	$945	$886	$847	$660	$728	10%	(23%)
USCC	21	22	22	21	20	(5%)	(5%)
Mexico Consumer	485	526	585	577	631	9%	30%
Asia Consumer	16	16	15	12	13	8%	(19%)
Legacy Holdings Assets—Consumer	165	157	149	144	90	(38%)	(45%)
Total	$1,632	$1,607	$1,618	$1,414	$1,482	5%	(9%)

Total non-accrual loans (NAL)	$3,354	$3,678	$3,619	$3,371	$3,229	(4%)	(4%)

Other real estate owned (OREO)(2)	$26	$29	$22	$34	$34	-	31%

NAL as a percentage of total loans	0.46%	0.50%	0.48%	0.44%	0.41%	(3) bps	(5) bps

ACLL as a percentage of NAL	570%	522%	532%	582%	618%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP REGULATORY CAPITAL, RATIOS AND COMPOSITION

(In millions of dollars or shares, except ratios)

	Jun. 30,		Sep. 30,		Dec. 31,		March 31,		June 30,
Regulatory Capital, Ratios and Components	2025		2025		2025		2026		2026(1)

Risk-Based Capital Metrics
Standarized Approach
CET1 Capital	$158,943		$158,480		$157,099		$154,729		$157,539
Tier 1 Capital	176,619		178,793		179,675		176,885		181,026
Total Capital	212,915		215,365		216,468		213,683		217,671
Risk-Weighted Assets (RWA)	1,178,756		1,194,274		1,192,174		1,214,025		1,230,414
CET1 Capital Ratio	13.48%	(a)	13.27%	(a)	13.18%	(a)	12.75%	(a)	12.8%	(a)
Tier 1 Capital Ratio	14.98%	(a)	14.97%	(a)	15.07%		14.57%	(a)	14.7%	(a)
Total Capital Ratio	18.06%		18.03%		18.16%		17.60%		17.7%

Advanced Approaches
CET1 Capital	$158,943		$158,480		$157,099		$154,729		$157,539
Tier 1 Capital	176,619		178,793		179,675		176,885		181,026
Total Capital	204,181		206,617		206,170		204,606		208,363
Risk-Weighted Assets (RWA)	1,335,913		1,349,747		1,316,371		1,323,969		1,327,726
CET1 Capital Ratio	11.90%		11.74%		11.93%		11.69%		11.9%
Tier 1 Capital Ratio	13.22%		13.25%		13.65%	(a)	13.36%		13.6%
Total Capital Ratio	15.28%	(a)	15.31%	(a)	15.66%	(a)	15.45%	(a)	15.7%	(a)

CET1 Capital Composition
Citigroup common stockholders’ equity(2)	$196,931		$194,038		$192,304		$191,478		$192,534
Add: qualifying noncontrolling interests	200		217		226		236		167
Regulatory capital adjustments and deductions:
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(141)		(116)		10		(239)		(510)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(408)		(1,443)		(1,919)		(431)		(1,638)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(3)	18,524		17,876		18,482		18,373		18,391
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,236		3,169		3,135		3,150		3,829
Defined benefit pension plan net assets and other	1,610		1,725		1,822		1,730		1,712
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	11,163		10,807		10,784		10,465		10,214
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(4)	4,204		3,757		3,117		3,937		3,164
CET1 Capital	$158,943		$158,480		$157,099		$154,729		$157,539

Supplementary Leverage Ratio and Components
CET1 Capital	$158,943		$158,480		$157,099		$154,729		$157,539
Additional Tier 1 Capital (AT1)(5)	17,676		20,313		22,576		22,156		23,487
Total Tier 1 Capital (T1C) (CET1 + AT1)	$176,619		$178,793		$179,675		$176,885		$181,026
Total Leverage Exposure (TLE)	$3,195,323		$3,236,413		$3,276,212		$3,368,515		$3,502,704
Supplementary Leverage ratio (T1C/TLE)	5.53%		5.52%		5.48%		5.25%		5.2%

(a)	Denotes Cit’s binding constraint for each respective quarter.
(1)	June 30, 2026 is preliminary.
(2)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(3)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(4)	For all periods presented, this deduction relates only to DTAs arising from temporary differences exceeding the 10% limitation.
(5)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.

TANGIBLE COMMON EQUITY (TCE), COMMON EQUITY, BOOK VALUE

PER SHARE, TANGIBLE BOOK VALUE PER SHARE (TBVPS),

RETURNS ON COMMON EQUITY (RoCE) AND

TANGIBLE COMMON EQUITY (RoTCE)

(In millions of dollars or shares, except per share amounts and ratios)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders' equity	$196,872	$193,973	$192,241	$191,409	$192,465	1%	(2%)
Less:
Goodwill	19,878	19,126	19,098	18,997	19,012
Identifiable intangible assets (other than MSRs)	3,639	3,582	3,525	3,539	4,216
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	16	-	-	-	-
Tangible common equity (TCE)(1)	$173,339	$171,265	$169,618	$168,873	$169,237	-	(2%)
Common shares outstanding (CSO)	1,840.9	1,789.3	1,747.5	1,705.6	1,677.4	(2%)	(9%)
Book value per share (common equity/CSO)	$106.94	$108.41	$110.01	$112.22	$114.74	2%	7%
Tangible book value per share (TCE/CSO)(1)	$94.16	$95.72	$97.06	$99.01	$100.89	2%	7%

Return on Common Equity (RoCE) and Return on Tangible Common Equity (RoTCE)
Net income (loss)	$4,019	$3,752	$2,471	$5,785	$5,831			$8,083	$11,616
Preferred dividends	287	274	284	305	338			556	643
Net income (loss) available to common shareholders	3,732	3,478	2,187	5,480	5,493			7,527	10,973
Average common stockholders' equity	195,622	195,471	193,205	192,606	193,160	-	(1%)	193,708	192,883	-
Less:
Average goodwill and intangibles	23,482	23,169	22,763	23,360	24,105			23,049	23,640
Average TCE	$172,140	$172,302	$170,442	$169,246	$169,055	-	(2%)	$170,659	$169,243	(1%)
RoCE	7.7%	7.1%	4.5%	11.5%	11.4%	(10) bps	370 bps	7.8%	11.5%	370 bps
RoTCE	8.7%	8.0%	5.1%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps

Average TCE (in billions of dollars)(1)(2)
Services	$33.0	$33.0	$33.0	$33.5	$33.5	-	2%	$33.0	$33.5	2%
Markets	53.5	53.5	53.5	56.4	56.4	-	5%	53.5	56.4	5%
Banking	9.2	9.2	9.2	7.8	7.8	-	(15%)	9.2	7.8	(15%)
Wealth	15.4	15.4	15.4	16.2	16.2	-	5%	15.4	16.2	5%
USCC	20.3	20.3	20.3	15.5	15.5	-	(24%)	20.3	15.5	(24%)
All Other	40.7	40.9	39.0	39.8	39.7	-	(2%)	39.3	39.8	1%
Total Citi average TCE	$172.1	$172.3	$170.4	$169.2	$169.1	-	(2%)	$170.7	$169.2	(1%)

Add:
Average goodwill	$19.8	$19.6	$19.2	$19.9	$20.2			$20.5	$21.2
Average intangible assets (other than MSRs)	3.7	3.6	3.6	3.5	3.9			2.5	2.5
Total Citi average common stockholders' equity (in billions of dollars)	$195.6	$195.5	$193.2	$192.6	$193.2	-	(1%)	$193.7	$192.9	-

Income (loss) available to common shareholders (in billions of dollars)(3)
Services	$1.7	$2.1	$2.5	$2.2	$2.6	18%	53%	$3.5	$4.8	37%
Markets	1.8	1.7	0.8	2.6	2.4	(8%)	33%	3.7	5.0	35%
Banking	0.1	0.3	0.4	0.3	0.4	33%	300%	0.3	0.7	133%
Wealth	0.4	0.3	0.3	0.4	0.6	50%	50%	0.6	1.0	67%
USCC	0.8	0.9	0.9	0.7	0.9	29%	13%	1.6	1.6	-
All Other—managed basis(3)	(0.9)	(1.0)	(2.6)	(0.7)	(1.4)	(100%)	(56%)	(2.0)	(2.1)	(5%)
Reconciling Items—divestiture-related impacts(4)	(0.2)	(0.8)	(0.1)	-	-	-	100%	(0.2)	-	100%
Total Citi income (loss) available to common shareholders(3)	$3.7	$3.5	$2.2	$5.5	$5.5	-	49%	$7.5	$11.0	47%

RoTCE(1)
Services	20.8%	25.0%	30.0%	27.0%	30.9%	390 bps	1,010 bps	21.7%	29.0%	730 bps
Markets	13.5%	12.6%	6.2%	18.7%	17.0%	(170) bps	350 bps	13.8%	17.8%	400 bps
Banking	4.1%	11.6%	15.3%	15.8%	18.0%	220 bps	1,390 bps	6.9%	16.9%	1,000 bps
Wealth	10.0%	7.8%	7.7%	10.8%	14.4%	360 bps	440 bps	7.5%	12.6%	510 bps
USCC	15.0%	18.2%	17.3%	19.2%	22.0%	280 bps	700 bps	15.9%	20.6%	470 bps
All Other—managed basis(3)	(8.3%)	(10.0%)	(26.2%)	(8.1%)	(12.8%)	NM	NM	(10.1%)	(28.2%)	NM
Reconciling Items—divestiture-related impacts(4)	N/A	N/A	N/A	N/A	N/A			N/A	N/A
Total Citi RoTCE	8.7%	8.0%	5.1%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps

(1)	TCE, TBVPS, and RoTCE are non-GAAP financial measures. RoTCE represents annualized net income available to common shareholders as a percentage of average TCE.
(2)

Tangible Common Equity is allocated to each segment based on Citi’s allocation methodology, which incorporates Basel III standardized risk-weighted assets, the global systemically important banks (GSIB) surcharge, and a simulation of TCE in severe stress environments, as well as a leverage component. The allocation methodology, including underlying assumptions and judgments used to allocate TCE, is periodically reassessed and as a result, the TCE allocated to the segments may change.

(3)	Represents Net income (loss), less Preferred Stock dividends. See table above for dividend amounts.
(4)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. For a reconciliation of these results, see page 14.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

FX Impact

(In millions of dollars)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Foreign currency (FX) translation impact

Total Citigroup

Total revenues—as reported	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Impact of FX translation(1)	176	186	159	4	-			723	-
Total revenues—Ex-FX(1)	$21,844	$22,276	$20,030	$24,637	$24,766	1%	13%	$43,987	$49,399	12%

Total operating expenses—as reported	$13,577	$14,290	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%
Impact of FX translation(1)	133	163	122	(5)	-			563	-
Total operating expenses—Ex-FX(1)	$13,710	$14,453	$13,962	$14,306	$14,215	(1%)	4%	$27,565	$28,526	3%

Total provisions for credit losses and PBC—as reported	$2,872	$2,450	$2,220	$2,805	$2,522	(10%)	(12%)	$5,595	$5,327	(5%)
Impact of FX translation(1)	53	25	21	3	-			144	-
Total provisions for credit losses and PBC—Ex-FX(1)	$2,925	$2,475	$2,241	$2,808	$2,522	(10%)	(14%)	$5,739	$5,327	(7%)

Total EBIT—as reported	$5,219	$5,350	$3,811	$7,517	$8,029	7%	54%	$10,667	$15,546	46%
Impact of FX translation(1)	(10)	(2)	16	6	-			16	-
Total EBIT—Ex-FX(1)	$5,209	$5,348	$3,827	$7,523	$8,029	7%	54%	$10,683	$15,546	46%

Total EOP Loans—as reported	$725	$734	$752	$762	$794	4%	10%
Impact of FX translation(1)	(1)	(1)	(1)	-	-
Total EOP Loans—Ex-FX(1)	$724	$733	$751	$762	$794	4%	10%

Total EOP Deposits—as reported	$1,358	$1,384	$1,404	$1,446	$1,493	3%	10%
Impact of FX translation(1)	(4)	(3)	(5)	1	-
Total EOP Deposits—Ex-FX(1)	$1,354	$1,381	$1,399	$1,447	$1,493	3%	10%

Total Average Loans—as reported	$712	$725	$737	$755	$785	4%	10%	$702	$770	10%
Impact of FX translation(1)	6	2	2	-	-			9	-
Total Average Loans—Ex-FX(1)	$718	$727	$739	$755	$785	4%	9%	$711	$770	8%

Total Average Deposits—as reported	$1,343	$1,382	$1,422	$1,446	$1,504	4%	12%	$1,324	$1,475	11%
Impact of FX translation(1)	12	5	6	-	-			21	-
Total Average Deposits—Ex-FX(1)	$1,355	$1,387	$1,428	$1,446	$1,504	4%	11%	$1,345	$1,475	10%

Legacy Franchises—Mexico Consumer/SBMM

All Other—Legacy Franchises (LF) Mexico Consumer/SBMM revenues—as reported	$1,536	$1,722	$1,775	$2,054	$1,996	(3%)	30%	$3,003	$4,050	35%
Impact of FX translation(1)	135	101	76	11	-			353	-
All Other—LF Mexico Consumer/SBMM revenues—Ex-FX(1)	$1,671	$1,823	$1,851	$2,065	$1,996	(3%)	19%	$3,356	$4,050	21%

All Other—LF Mexico Consumer/SBMM expenses—as reported	$984	$1,772	$962	$1,181	$1,060	(10%)	8%	$2,044	$2,241	10%
Impact of FX translation(1)	101	118	45	6	-			275	-
All Other—LF Mexico Consumer/SBMM expenses—Ex-FX(1)	$1,085	$1,890	$1,007	$1,187	$1,060	(11%)	(2%)	$2,319	$2,241	(3%)

(1)

Reflects the impact of foreign currency (FX) translation into U.S. dollars applying the second quarter of 2026 average exchange rates for all quarterly periods, and YTD 2025 average exchange rates for six-months results, with the exception of EOP loans and deposits, which were calculated based on exchange rates as of June 30, 2026. Citi's results excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 1)

(In millions of dollars, except per share amounts and as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Total Citigroup revenues, net interest income (NII) and non-interest revenues (NIR)

Total Citigroup revenues—as reported	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Less:
Total divestiture-related Impacts on revenues(1)	(177)	2	(1)	13	20			(177)	33
Total Citigroup revenues, excluding divestitures impacts(*)	$21,845	$22,088	$19,872	$24,620	$24,746	1%	13%	$43,441	$49,366	14%

Total Citigroup revenues—as reported	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Less:
Notable item—Russia HFS accounting treatment loss impact on revenues(2)	-	-	(1,173)	-	-			-	-
Total Citigroup revenues, excluding notable item(s) impact(*)	$21,668	$22,090	$21,044	$24,633	$24,766	1%	14%	$43,264	$49,399	14%

Total Citigroup net interest income (NII)—as reported	$15,175	$14,940	$15,665	$15,741	$17,125	9%	13%	$29,187	$32,866	13%
Markets NII(3)	2,824	2,178	2,761	2,797	4,002			4,748	6,799
Citigroup NII ex-Markets(*)	$12,351	$12,762	$12,904	$12,944	$13,123	1%	6%	$24,439	$26,067	7%

Total Citigroup non-interest revenue (NIR)—as reported	$6,493	$7,150	$4,206	$8,892	$7,641	(14%)	18%	$14,077	$16,533	17%
Markets NIR(3)	3,156	3,567	1,848	4,449	3,005			7,307	7,454
Citigroup NIR ex-Markets(*)	$3,337	$3,583	$2,358	$4,443	$4,636	4%	39%	$6,770	$9,079	34%
Less:
Notable item—Russia HFS accounting treatment loss impact on revenues(4)	-	-	(1,192)	-	-			-	-
Citigroup NIR ex-Markets, excluding notable item(s) impact(*)	$3,337	$3,583	$3,550	$4,443	$4,636	4%	39%	$6,770	$9,079	34%

Total Citigroup operating expenses

Total Citigroup operating expenses—as reported	$13,577	$14,290	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%
Less:
Notable item—Mexico goodwill impairment charge impact on operating expenses(5)	-	726	-	-	-			-	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$13,577	$13,564	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%

Total Citigroup revenues—as reported	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Total Citigroup operating expenses—as reported	13,577	14,290	13,840	14,311	14,215	(1%)	5%	27,002	28,526	6%
Total Citigroup efficiency ratio—as reported	62.7%	64.7%	69.6%	58.1%	57.4%	(70) bps	(530) bps	62.4%	57.7%	(470) bps
Less:
Notable item(s) impact(s) on revenues(2)	-	-	(1,173)	-	-			-	-
Total Citigroup revenues, excluding notable item(s)(*)	$21,668	$22,090	$21,044	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Less:
Notable item(s) impact(s) on operating expenses(5)	-	726	-	-	-			-	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$13,577	$13,564	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%
Total Citigroup efficiency ratio, excluding notable item(s)(*)	62.7%	61.4%	65.8%	58.1%	57.4%	(70) bps	(530) bps	62.4%	57.7%	(470) bps

*	Represents a non-GAAP financial measure.
(1)	See footnote 2 on page 14 for details.
(2)	See footnote 4 on page 12 for details.
(3)	See page 6 for details.
(4)	See footnote 4 on page 12 for details. The amount on this line adds the $19 million impact for Markets because it is already deducted in the Citigroup ex-Markets NIR number above.
(5)	See footnote 3 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 2)

(In millions of dollars, except per share amounts and as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Total Citigroup operating expenses

Total Citigroup other operating expenses(1)—as reported	$2,472	$3,386	$3,168	$2,369	$2,613	10%	6%	$4,955	$4,982	1%
Less:
Notable item—Mexico goodwill impairment charge impact on other operating expenses(2)	-	726	-	-	-			-	-
Total Citigroup other operating expenses, excluding notable item(s)(*)	$2,472	$2,660	$3,168	$2,369	$2,613	10%	6%	$4,955	$4,982	1%

Notable items adjustments

Total Citigroup net income—as reported	$4,019	$3,752	$2,471	$5,785	$5,831	1%	45%	$8,083	$11,616	44%
Less notable items:
Russia HFS accounting treatment loss impact on net income(3)	-	-	(1,123)	-	-			-	-
Mexico goodwill impairment charge impact on net income(2)	-	(714)	-	-	-			-	-
Total Citigroup net income, excluding notable Item(s)(*)	$4,019	$4,466	$3,594	$5,785	$5,831	1%	45%	$8,083	$11,616	44%

Total Citigroup diluted EPS—as reported	$1.96	$1.86	$1.19	$3.06	$3.15	3%	61%	$3.92	$6.21	58%
Less:
Notable item(s)(2)(3)	-	(0.38)	(0.62)	-	-			-	-
Total Citigroup diluted EPS, excluding notable item(s)(*)	$1.96	$2.24	$1.81	$3.06	$3.15	3%	61%	$3.92	$6.21	58%

Total Citigroup diluted EPS—as reported	$1.96	$1.86	$1.19	$3.06	$3.15	3%	61%	$3.92	$6.21	58%
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	-	-	(0.62)	-	-			-	-
Total Citigroup diluted EPS, excluding notable item(*)	$1.96	$1.86	$1.81	$3.06	$3.15	3%	61%	$3.92	$6.21	58%

Total Citigroup RoCE—as reported	7.7%	7.1%	4.5%	11.5%	11.4%	(10) bps	370 bps	7.8%	11.5%	370 bps
Less:
Notable item(s)(2)(3)	0 bps	(140) bps	(230) bps	0 bps	0 bps			0 bps	0 bps
Total Citigroup RoCE, excluding notable items(*)	7.7%	8.5%	6.8%	11.5%	11.4%	(10) bps	370 bps	7.8%	11.5%	370 bps

Total Citigroup RoTCE—as reported	8.7%	8.0%	5.1%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps
Less:
Notable item(s)(2)(3)	0 bps	(170) bps	(260) bps	0 bps	0 bps			0 bps	0 bps
Total Citigroup RoTCE, excluding notable items(*)	8.7%	9.7%	7.7%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps

All Other (managed basis)(4)(*)

All Other revenues—managed basis(*)	$1,716	$1,471	$(208)	$1,682	$1,737	3%	1%	$3,179	$3,419	8%
Add:
Total divestiture-related impacts on revenues(5)	(177)	2	(1)	13	20			(177)	33
All Other revenues—U.S. GAAP	$1,539	$1,473	$(209)	$1,695	$1,757	4%	14%	$3,002	$3,452	15%

All Other operating expenses—managed basis(*)	$2,277	$2,169	$2,026	$2,144	$2,220	4%	(3%)	$4,503	$4,364	(3%)
Add:
Total divestiture-related impacts on operating expenses(6)	37	766	40	31	25			71	56
All Other operating expenses—U.S. GAAP	$2,314	$2,935	$2,066	$2,175	$2,245	3%	(3%)	$4,574	$4,420	(3%)

All Other provisions for credit losses—managed basis(*)	$374	$331	$449	$400	$438	10%	17%	$733	$838	14%
Add:
Total divestiture-related impacts on provisions for credit losses	5	(3)	(1)	1	(2)			(6)	(1)
All Other provisions for credit losses—U.S. GAAP	$379	$328	$448	$401	$436	9%	15%	$727	$837	15%

All Other EBIT—managed basis(*)	$(935)	$(1,029)	$(2,683)	$(862)	$(921)	(7%)	1%	$(2,057)	$(1,783)	13%
Add:
Total divestiture-related impacts on revenues(5)	(177)	2	(1)	13	20			(177)	33
Total divestiture-related impacts on operating expenses(6)	(37)	(766)	(40)	(31)	(25)			(71)	(56)
Total divestiture-related impacts on provisions for credit losses	(5)	3	1	(1)	2			6	1
All Other EBIT—U.S. GAAP	$(1,154)	$(1,790)	$(2,723)	$(881)	$(924)	(5%)	20%	$(2,299)	$(1,805)	21%

*	Represents a non-GAAP financial measure.
(1)	Other operating expenses include the following expense line items: Premises and equipment, Professional services, Advertising and marketing, and Other operating expenses.
(2)	See footnote 3 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(5)	See footnote 2 on page 14 for details.
(6)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 3)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

All Other (managed basis)(1)(*)

All Other net income (loss)—managed basis	$(552)	$(756)	$(2,290)	$(494)	$(923)	(87%)	(67%)	$(1,408)	$(1,417)	(1%)
Add:
Total divestiture-related impacts on revenue(2)	(177)	2	(1)	13	20			(177)	33
Total divestiture-related impacts on operating expenses(3)	(37)	(766)	(40)	(31)	(25)			(71)	(56)
Total divestiture-related impacts on provisions for credit losses	(5)	3	1	(1)	2			6	1
Total divestiture-related impacts on income taxes	39	(16)	(70)	7	1			47	8
All Other net income (loss)—U.S. GAAP	$(732)	$(1,533)	$(2,400)	$(506)	$(925)	(83%)	(26%)	$(1,603)	$(1,431)	11%

Legacy Franchises (LF) (managed basis)(1)(*)

Legacy Franchises revenues (managed basis)—as reported	$1,691	$1,871	$329	$2,161	$2,053	(5%)	21%	$3,312	$4,214	27%
Less:
Notable item—portion of Russia HFS accounting treatment loss impact on LF revenues(4)	-	-	(1,556)	-	-			-	-
LF revenues, excluding notable item(s) impact(*)	$1,691	$1,871	$1,885	$2,161	$2,053	(5%)	21%	$3,312	$4,214	27%

LF revenues—managed basis(*)	$1,691	$1,871	$329	$2,161	$2,053	(5%)	21%	$3,312	$4,214	27%
Add:
Total divestiture-related impacts on revenues(2)	(177)	2	(1)	13	20			(177)	33
LF revenues—U.S. GAAP	$1,514	$1,873	$328	$2,174	$2,073	(5%)	37%	$3,135	$4,247	35%

LF operating expenses—managed basis(*)	$1,287	$1,320	$1,222	$1,324	$1,243	(6%)	(3%)	$2,621	$2,567	(2%)
Add:
Total divestiture-related impacts on operating expenses(3)	37	766	40	31	25			71	56
LF operating expenses—U.S. GAAP	$1,324	$2,086	$1,262	$1,355	$1,268	(6%)	(4%)	$2,692	$2,623	(3%)

LF provisions for credit losses—managed basis(*)	$371	$327	$447	$409	$440	8%	19%	$729	$849	16%
Add:
Total divestiture-related impacts on provisions for credit losses	5	(3)	(1)	1	(2)			(6)	(1)
LF provisions for credit losses—U.S. GAAP	$376	$324	$446	$410	$438	7%	16%	$723	$848	17%

LF EBIT—managed basis(*)	$33	$224	$(1,340)	$428	$370	(14%)	NM	$(38)	$798	NM

Add:
Total divestiture-related impacts on revenue(2)	(177)	2	(1)	13	20			(177)	33
Total divestiture-related impacts on operating expenses(3)	(37)	(766)	(40)	(31)	(25)			(71)	(56)
Total divestiture-related impacts on provisions for credit losses	(5)	3	1	(1)	2			6	1
LF EBIT—U.S. GAAP	$(186)	$(537)	$(1,380)	$409	$367	(10%)	NM	$(280)	$776	NM

LF net income (loss)—managed basis(*)	$60	$155	$(1,496)	$177	$91	(49%)	52%	$-	$268	NM
Add:
Total divestiture-related impacts on revenue(2)	(177)	2	(1)	13	20			(177)	33
Total divestiture-related impacts on operating expenses(3)	(37)	(766)	(40)	(31)	(25)			(71)	(56)
Total divestiture-related impacts on provisions for credit losses	(5)	3	1	(1)	2			6	1
Total divestiture-related impacts on income taxes	39	(16)	(70)	7	1			47	8
LF net income (loss)—U.S. GAAP	$(120)	$(622)	$(1,606)	$165	$89	(46%)	NM	$(195)	$254	NM

*	Represents a non-GAAP financial measure.
(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	See footnote 2 on page 14 for details.
(3)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(4)	See footnote 4 on page 12 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 4)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Services

Services revenues—as reported	$5,430	$5,730	$6,272	$6,103	$6,382	5%	18%	$10,634	$12,485	17%
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	356	-	-			-	-
Services revenues, excluding notable item(s) impact(*)	$5,430	$5,730	$5,916	$6,103	$6,382	5%	18%	$10,634	$12,485	17%

Services non-interest revenue (NIR)—as reported	$1,800	$1,907	$2,222	$1,960	$2,091	7%	16%	$3,506	$4,051	16%
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	356	-	-			-	-
Services NIR, excluding notable item(s) impact(*)	$1,800	$1,907	$1,866	$1,960	$2,091	7%	16%	$3,506	$4,051	16%

Banking—Corporate Lending revenues

Banking—Corporate Lending revenues—as reported	$361	$409	$417	$441	$374	(15%)	4%	$777	$815	5%
Gain (loss) on loan hedges(2)	(62)	(44)	(26)	50	(32)			(48)	18
Banking—Corporate Lending revenues—excluding gain (loss) on loan hedges(*)	$423	$453	$443	$391	$406	4%	(4%)	$825	$797	(3%)

*	Represents a non-GAAP financial measure.
(1)	See footnote 4 on page 12 for details.
(2)	See page 7 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 5)

(In millions of dollars, or as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)
Total Citigroup revenues

Total Citigroup revenues—as reported	$21,668	$22,090	$19,871	$24,633	$24,766	1%	14%	$43,264	$49,399	14%
Less:
Total divestiture-related impacts on revenues(2)	(177)	2	(1)	13	20			(177)	33
Notable item—Russia HFS accounting treatment loss impact on revenues(3)	-	-	(1,173)	-	-			-	-
Total Citigroup revenues, excluding divestitures impacts and Russia loss(*)	$21,845	$22,088	$21,045	$24,620	$24,746	1%	13%	$43,441	$49,366	14%

Total Citigroup operating expenses—as reported	$13,577	$14,290	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%
Less:
Total divestiture-related impacts on expenses(4)	37	766	40	31	25			71	56
FDIC special assessment(5)	(20)	(47)	(191)	-	-			-	-
Total Citigroup operating expenses, excluding divestitures impacts and FDIC special assessment(5)(*)	$13,560	$13,571	$13,991	$14,280	$14,190	(1%)	5%	$26,931	$28,470	6%

Total Citigroup operating expenses—as reported	$13,577	$14,290	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%
Less:
Goodwill impairment(6)	-	726	-	-	-			-	-
Total Citigroup operating expenses, excluding goodwill impairment(*)	$13,577	$13,564	$13,840	$14,311	$14,215	(1%)	5%	$27,002	$28,526	6%

Total Citigroup RoCE and RoTCE

Total Citigroup RoCE—as reported	7.7%	7.1%	4.5%	11.5%	11.4%	(10) bps	370 bps	7.8%	11.5%	370 bps
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	(230) bps	0 bps	0 bps			0 bps	0 bps
Total Citigroup RoCE, excluding notable item(*)	7.7%	7.1%	6.8%	11.5%	11.4%	(10) bps	370 bps	7.8%	11.5%	370 bps

Total Citigroup RoTCE—as reported	8.7%	8.0%	5.1%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	(260) bps	0 bps	0 bps			0 bps	0 bps
Total Citigroup RoTCE, excluding notable item(*)	8.7%	8.0%	7.7%	13.1%	13.0%	(10) bps	430 bps	8.9%	13.1%	420 bps

*	Represents a non-GAAP financial measure.
(1)	Not used.
(2)	See footnote 2 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(5)	Federal Deposit Insurance Corporation (FDIC) Special Assessment.
(6)	See footnote 3 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 6)

(In millions of dollars, except as otherwise noted)

						2Q26 Increase/		Six	Six	YTD 2026 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2025	2026	2026	1Q26	2Q25	2025	2026	(Decrease)

Legacy Franchises (LF) exits contribution

Revenues

Closed or signed markets revenues—Ex-divestitures	$118	$122	$(1,456)	$77	$54	(30%)	(54%)	$226	$131	(42%)
Add:
Divestiture-related impacts on closed or signed markets revenues	(177)	2	(1)	13	15			(177)	28
Closed or signed markets revenues—U.S. GAAP	$(59)	$124	$(1,457)	$90	$69	(23%)	NM	$49	$159	224%

Mexico Consumer/SBMM revenues—Ex-divestitures	$1,536	$1,722	$1,775	$2,054	$1,991	(3%)	30%	$3,003	$4,045	35%
Add:
Divestiture-related impacts on Mexico/SBMM	-	-	-	-	5			-	5
Mexico Consumer/SBMM revenues—U.S. GAAP	$1,536	$1,722	$1,775	$2,054	$1,996	(3%)	30%	$3,003	$4,050	35%

Wind-downs/sale/other revenues—Ex-divestitures	$37	$27	$10	$30	$8	(73%)	(78%)	$83	$38	(54%)
Add:
Divestiture-related impacts on wind-downs/sale/other revenues	-	-	-	-	-			-	-
Wind-downs/sale/other revenues—U.S. GAAP	$37	$27	$10	$30	$8	(73%)	(78%)	$83	$38	(54%)

Expenses

Closed or signed markets expenses—Ex-divestitures	$161	$133	$108	$75	$68	(9%)	(58%)	$296	$143	(52%)
Add:
Divestiture-related impacts on closed or signed markets expenses	7	4	8	5	6			17	11
Closed or signed markets expenses—U.S. GAAP	$168	$137	$116	$80	$74	(8%)	(56%)	$313	$154	(51%)

Mexico Consumer/SBMM expenses—Ex-divestitures	$954	$1,013	$928	$1,157	$1,041	(10%)	9%	$1,993	$2,198	10%
Add:
Divestiture-related impacts on Mexico/SBMM	30	759	34	24	19			51	43
Mexico Consumer/SBMM expenses—U.S. GAAP	$984	$1,772	$962	$1,181	$1,060	(10%)	8%	$2,044	$2,241	10%

Wind-downs/sale/other expenses—Ex-divestitures	$172	$174	$186	$92	$134	46%	(22%)	$332	$226	(32%)
Add:
Divestiture-related impacts on wind-downs/sale/other expenses	-	3	(2)	2	-			3	2
Wind-downs/sale/other expenses—U.S. GAAP	$172	$177	$184	$94	$134	43%	(22%)	$335	$228	(32%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.